UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

ADEPT TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27122 (Commission file number)	94-2900635 (I.R.S. Employer Identification Number)

5960 Inglewood Drive Pleasanton, CA (Address of principal executive offices)	94588 (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Compensatory Arrangements of Certain Officers.

(e)  Executive Officer Compensation

Change in Executive Officer Compensation

On August 31, 2010, the Compensation Committee of the Adept Board of Directors approved a change in position and revised base salary compensation for an executive officer of the Company. Mr. Joachim Melis will now serve as Vice President, Business Development and Managing Director of Europe with a revised base salary of Euro 170,000 and participation in the Fiscal 2011 Performance Plan (described below in this Current Report on Form 8-K). The Compensation Committee also approved maintenance of current base salaries for Adept’s other executive officers.

(e)  Fiscal 2011 Performance Plan

On August 31, 2010, the Compensation Committee of the Adept Board of Directors approved the Fiscal 2011 Performance Plan (the “2011 Plan”) providing for potential performance-based compensation for executive officers and certain other employees of the Company.  The 2011 Plan provides that, based upon the Company’s revenue and adjusted EBITDA performance for fiscal year 2011, the employee participants may receive restricted stock units for up to an aggregate of 148,000 shares of the Company’s common stock and may also receive cash performance payments in amounts to be determined up to an aggregate of $370,000 upon exceeding certain additional revenue and adjusted EBITDA performance targets for the fiscal year.  The Compensation Committee may also award in its discretion upon recommendation of the CEO additional amounts in stock or cash with an aggregate value of up to 35,000 shares of common stock to non-executive employees.  Any restricted stock units earned under the 2011 Plan will be subject to vesting and settled for shares of common stock in quarterly installments over the two year period following the end of fiscal 2011.

Item 5.05.  Amendments to the Code of Ethics.

On August 31, 2010, the Adept Board of Directors approved amendments to the Adept Code of Business Conduct for its directors, officers and employees to reflect certain federal government contractor compliance provisions pertaining to the Adept MobileRobots business. Adept’s Code of Business Conduct, as amended, is available at the Investor Relations section of the Company’s website at www.adept.com.

Item 8.01 Other Events

Termination of Stock Repurchase Program

On August 31, 2010, the Board of Directors approved the termination, effective immediately, of the Company’s stock repurchase program initiated in September 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEPT TECHNOLOGY, INC.

Date:  September 7, 2010                                                     By:  /s/Lisa M. Cummins
Lisa M. Cummins
Vice President of Finance and Chief Financial Officer